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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 9, 2006

                          PROLIANCE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                        1-13894                 34-1807383
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                  100 GANDO DRIVE, NEW HAVEN, CONNECTICUT 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 9, 2006, Proliance International, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the results of operations and financial condition for the second quarter and six months ended
June 30, 2006. The information contained therein regarding the Company's financial condition and results of operations for the second quarter and six month periods ended June 30, 2006 was also disclosed in the Company's quarterly report on Form 10-Q filed with the Securities and Exchange Commission on August
14, 2006.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits - The following exhibit is furnished as part of this report:

99.1     Press Release dated August 9, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PROLIANCE INTERNATIONAL, INC.

Date:  August 14, 2006             By: /s/ Richard A. Wisot
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                                       Richard A. Wisot
                                       Vice President, Treasurer, Secretary,
                                       and Chief Financial Officer